EXHIBIT 32.1

                                  CERTIFICATION

In connection with the Quarterly Report of Euro Group of Companies, Inc. (formerly ICT Technologies, Inc.), a Delaware corporation (the "Company") on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer, hereby certifies, pursuant to 8 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1)  The Report of the Company fully complies with the requirements of section 13(a) of the Securities Exchange Act; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/  Vasilios Koutsobinas
                                             -----------------------------------
                                                  Vasilios Koutsobinas
                                                  Chief Executive Officer

November 25, 2009